EXHIBIT 24.1

                            THE EARTHGRAINS COMPANY
                               POWER OF ATTORNEY


     Each of the undersigned directors and officers of The Earthgrains Company, a Delaware corporation (the "Company"), hereby appoints Barry H. Beracha, Joseph
M. Noelker and Mark H. Krieger, and each of them or their successors as officers of the Company acting singly, the true and lawful agents and attorneys of the undersigned, with full power of substitution, to do all things and to execute all instruments which any of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act on Form S-8 of 200,000 shares (or such other number as the Board of Directors may from time to time designate) of common stock held in the Company's treasury to e issued under the Directors Deferred Fee Plan. This authorization includes the authority to sign the name of each of the undersigned in the capacities indicated below to the said proposed Registration Statement to be filed in respect of said 200,000 shares, and to any amendments to said proposed Registration Statement after this date.

     IN WITNESS WHEREOF, each of the undersigned has executed a copy of this Power of Attorney as of July 14, 2000.


/s/ BARRY H. BERACHA                 /s/ JAIME IGLESIAS
    Barry H. Beracha                     Jaime Iglesias
    Chairman of the Board                Director
    and Chief Executive
    Officer (Principal
    Executive Officer)


/s/ J. JOE ADORJAN                   /s/ JERRY E. RITTER
    J. Joe Adorjan                       Jerry E. Ritter
    Director                             Director


/s/ PETER F. BENOIST                 _________________________
    Peter F. Benoist                 William E. Stevens
    Director                         Director


______________________               /s/ E. BYRON GLORE
Maxine K. Clark                          E. Byron Glore
Director                                 Director


/s/ VIRGIL H. REHKEMPER              /s/ MARK H. KRIEGER
    Virgil H. Rehkemper                  Mark H. Krieger
    Vice President and                   Vice President and
    Controller                           Chief Financial Officer
    (Principal Accounting                (Principal Financial
    Officer)                             Officer)